UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

Quest Software, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26937	33-0231678
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

5 Polaris Way Aliso Viejo, California 92656
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code (949) 754-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders held on September 25, 2012, the stockholders of Quest Software, Inc. (the “Company”) voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”). The final results regarding each proposal are set forth below.

Proposal No. 1: To adopt the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Dell Inc., a Delaware corporation (“Parent”) and Diamond Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

For	Against	Abstain	Broker Non-Votes
75,052,837	2,268	833	—

Proposal No. 2: To consider and vote on a non-binding, advisory proposal to approve the compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger.

For	Against	Abstain	Broker Non-Votes
62,759,183	10,121,577	2,175,178	—

Proposal No. 3: To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Adjournment of the special meeting was not necessary or appropriate because there was a quorum present and there were sufficient votes at the time of the special meeting to adopt the Merger Agreement.

The Merger is subject to the satisfaction or waiver of remaining closing conditions.

A copy of the press release issued by the Company regarding the stockholder vote is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Quest Software, Inc. on September 25, 2012

Forward-Looking Statements

This filing may include predictions, estimates and other information that might be considered forward-looking statements, including, without limitation, statements relating to the completion of the Merger. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors. If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quest Software, Inc.

Date: September 25, 2012	/s/ David P. Cramer
David P. Cramer
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Quest Software, Inc. on September 25, 2012